UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2007
BLAIR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-00878	25-0691670

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer File Number)

220 Hickory Street, Warren, Pennsylvania	16366-0001

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (814) 723-3600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On April 17, 2007, the Company issued a press release announcing its earnings for the three months ended March 31, 2007. The information contained in the press release, which is attached to this report as Exhibit 99.1, is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
     The information contained in the press released attached to this report as Exhibit 99.1 is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”
Item 9.01. Financial Statements and Exhibits.
     (a) Financial statements of businesses acquired.
          Not applicable.
     (b) Pro forma financial information.
          Not applicable.
     (c) Shell company transactions.
          Not applicable.
     (d) Exhibits.
          Exhibit 99.1 press release dated April 17, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2007	BLAIR CORPORATION

	By:	/S/ LARRY J. PITORAK

Larry J. Pitorak Senior Vice President, Chief Financial Officer and Chief Administrative Officer